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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 27, 2003
(Date of earliest event reported)

McDATA Corporation
(Exact name of registrant as specified in its charter)

A Delaware Corporation (State or other Jurisdiction of Incorporation)	Commission File Number 000-31257	IRS Employer Identification No. 84-1421844
380 Interlocken Crescent, Broomfield, Colorado 80021 (Address of principal executive offices, including Zip Code)

Telephone Number (303) 460-9200
(Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (a)
  Exhibits

  99.1
  Certification by the Chief Executive Officer.

  99.2
  Certification by the Chief Financial Officer.

Item 9.

        Attached as Exhibits 99.1 and 99.2 are the certifications required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDATA Corporation
By:	/s/ KAREN NIPARKO
Name:	Karen Niparko
Title:	Vice President Business Operations and Assistant Secretary

Dated: March 27, 2003

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 9.
SIGNATURE